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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated February 23, 2000, relating to the consolidated financial statements of U.S. Laboratories Inc. and subsidiaries. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.


SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
April 24, 2001